is Wi-Fi Perfected System Cloud Semiconductors Software Analytics Supplementary Earnings Presentation Q4 2018

Safe Harbor and Non-GAAP Financial Measures This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, product development plans, competitive position, potential growth opportunities, use of proceeds and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the risk factors listed in our 10-K filed on February 28, 2018 and subsequent 10-Q filings. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by the SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix to this presentation. 2

Company Highlights

High-performance Wi-Fi leader	Pioneer in 8x8, 5x5, 4x4 and 2x4 advanced MIMO technology Trendsetter and influencer within IEEE 802.11 standards body
Proven execution & innovation across four generations of solutions	Land and expand within each product generation yields rapid revenue growth with less incremental selling expense
Sustainable advantage & multiple barriers to entry	Over 1,700 man years of R&D and IP development Demonstrated leadership in 8x8 10G Wave 3, with nationwide deployment underway at scale
Long product lifecycles and sticky design wins	Service provider positioning in Wi-Fi is unmatched Over 90% follow-on design success with existing sockets
Demonstrated initial success with multiple growth drivers	Service provider telco opened up satellite opportunity >> current opportunity is cable MSO >> future is retail and enterprise
Attractive financial model with significant operating leverage	Drove a 41% CAGR in revenue over last six years Generated cash from operations for the last three fiscal years Strong gross margin profile of ~50%

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At a Glance Strong Revenue Growth Profile $MM 200 million+ 60+ $220 chips shipped products with Quantenna inside $176 41% CAGR $129 50+ 40+ service providers OEMs / ODMs $84 $67 $40 ~415 95+ employees Issued and pending patents worldwide 2013 2014 2015 2016 2017 2018 4

Premium Strategy Drives Share Gains Each Tech Cycle Launch next- generation products Premium Premium Mainstream Mainstream Low Cost Low Cost Current Wi-Fi Generation Future Wi-Fi Generation  Continue leadership in the premium  Extend the previous generation to mainstream with market with new products cost-optimized products and introduce new products 5

Sizing Up the Premium Wi-Fi Market Total Wi-Fi Chipset Revenue Total Wi-Fi Enabled Device Shipments Quantenna’s premium Wi-Fi 2017-2022 2017-2022 CAGR technology leads the high CAGR performance, fixed-point 0.3 B 33% device market. 28% $1.9 B 0.8 B * $0.6 B 0.1 B Premium Wi-Fi in 6% Fixed-Point Devices -2% 0.6 B Mainstream Wi-Fi in $1.2 B Fixed-Point Devices $1.3 B 2.8 B Wi-Fi in Portable 6% Devices 3% 2.1 B * Premium Wi-Fi chipsets are defined by 4x4 MIMO or higher performance. $2.1 B $2.4 B 2017 2022 2017 2022 Source: ABI Research Wi-Fi Device Report 2Q 2018 and Quantenna assumptions Portable Devices include smartphones, feature phones, mobile device accessories, portable PCs, tablets, PC accessories, portable consumer electronics, smart home nodes and wearables. Non-Portable Devices include networking, connected home devices, gateways, set-top boxes, televisions, gaming consoles, desktop PCs, automotive, industrial, IoT, and others. 6

Explosive IP Traffic Growth Stresses Wi-Fi Bottleneck Worldwide IP Traffic in Exabytes per Month Cloud Switch Fabric up to 100Gbps 2017-2022 CAGR Wi-Fi (fixed & mobile) Infrastructure Wireline (Fiber, G.fast & (incl. VoD) 202 EB DOCSIS 3.1) Mobile 30% up to 10Gbps (carrier) 116 EB Home 15% Wi-Fi 54 EB up to 58 EB 46% 77 EB 1Gbps 12 EB 2017 2022 Wi-Fi expected to deliver 54% of WW IP traffic growth from 2017-2022 Source: Cisco Visual Networking Index: Forecast and Trends, 2017-2022; published November 26, 2018 7

Q4 2018 Income Statement Highlights* Record quarterly revenue of $62.6 million Strong Revenue Growth Profile $MM $MM • 52% Y/Y growth vs Q4 2017 80 240 • 5% Q/Q growth vs Q3 2018 70 25% 210 Record annual revenue of $220.5 million YoY • 25% Y/Y growth vs FY2017 60 180 52% YoY Gross margin of 50.1% 50 150 Record quarterly earnings performance 40 120 • $7.6 million net income • $0.19 in EPS 30 90 Record annual earnings performance 20 60 • $20.4 million net income 10 30 • $0.51 in EPS 0 0 Q4 2017 Q4 2018 FY 2017 FY2018 *Gross margin, income and EPS figures are fully diluted based on non-GAAP reporting which excludes stock-based compensation and other specified one-time items. See reconciliation table. 8

Q4 2018 Cash Flow and Balance Sheet Highlights* Generated $5M in CFFO in Q4 2018 Strong Operating Cash Flow Performance • $0.13 per share $MM $MM 30 30 • Compares to ($8M) usage in Q4 2017 Generated $25M in CFFO in FY2018 • $0.63 per share 20 20 • 274% Y/Y growth 274% Cumulatively generated $31M in CFFO YoY over the last two years 10 10 • $0.80 per share Generated $20M in FCF in FY 2018 0 0 • $0.50 per share Cash, cash equivalents and investments of $136M and no debt -10 -10 • $3.40 per share Q4 2017 Q4 2018 2017 2018 *Gross margin, income and EPS figures are fully diluted based on non-GAAP reporting which excludes stock-based compensation and other specified one-time items. See reconciliation table. CFFO means Cash Flow From Operations and FCF means Free Cash Flow. 9

Wi-Fi Technology Segmentation Highlights 802.11ac Wave 3 (10G) revenue Technology Cycles Drive Growth Q4 was a record at $19.4 million $MM • Q/Q growth of 9% or $1.6 million 70 • Y/Y growth of 683% or $16.9 million 60 • Q1 revenue expected to decline approximately $3 million Q/Q 50 802.11ac Wave 2 revenue 40 Q4 was a record at $41.3 million • Q/Q growth of 2% or $0.9 million 30 • Y/Y growth of 21% or $7.0 million 20 • Q1 revenue is expected to decline approximately $2 million Q/Q 10 802.11n revenue 0 • Q4 increased 58% Q/Q or $0.7 million Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 • Q4 revenue expected decline Q/Q Other 802.11n 802.11ac Wave2 802.11ac Wave3 (10G) 10

New Initiatives Expanding Served Markets

Wave 3 & Wi-Fi 6 raise bar in premium Wi-Fi, even as Wave 2 design wins continue


Complete
Hardware
Platforms
RBOM
Initiatives
Software
Platforms
Adaptive 8x8
New
End Markets
5GHz +
2.4GHz:
Cable
SPARTAN
Mesh
New
Geographies
Gateway,
Bridge, STB
US, Europe
NextGen
5GHz only:
Telco
Wi-Fi 6
Wave 3
Wave 2
2018
2019+

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Operating Results & Guidance* 2017 Q3 2018 Q4 2018 2018 Q1 2019 Guidance Revenue (M) $176.4 $59.3 $62.6 $220.5 $56M - $59M GAAP: 50.4% +/- 50bps Gross Margin 50% 50% 50% 50% Non-GAAP: 50.5% +/- 50bps GAAP: $27.4M to 28.4M OPEX 38% 38% 44% 41% Non-GAAP: $23.0M to $24.0M GAAP: $0.02 – $0.04 EPS $0.17 $0.19 $0.26 $0.51 Non-GAAP: $0.13 – $0.15 *Gross margin, OPEX and EPS figures are based on non-GAAP reporting which excludes stock-based compensation and other one-time items. 12

Balance Sheet Summary (in millions) 2017 Q2 2018 Q3 2018 2018 Cash, Cash Equivalents $118.6 $120.1 $132.0 $136.1 & Marketable Securities Total Assets $212.7 $226.8 $234.6 $245.7 Total Debt $3.9 $0.0 $0.0 $0.0 Total Liabilities $32.1 $35.3 $36.1 $39.2 Total Stockholders’ $180.6 $191.5 $198.5 $206.5 Equity 13

Appendix 14

Non-GAAP to GAAP Operating Margin Reconciliation* 2016 2017 Q3 2018 Q4 2018 2018 Non-GAAP Gross Margin 50% 50% 50% 50% 50% SBC: Gross Margin 0% 0% 0% 0% 0% GAAP Gross Margin 50% 50% 50% 50% 50% Non-GAAP Operating Margin 2% 6% 12% 12% 9% SBC: R&D 1% 3% 4% 4% 4% SBC: S&M 0% 1% 1% 1% 1% SBC: G&A 1% 2% 2% 2% 2% Non-recurring items 0% 0% 0% 0% 0% GAAP Operating Margin (1%) (1%) 5% 5% 1% *SBC means stock-based compensation, non-recurring items comprised of executive severance, percentages may not total due to rounding 15

Non-GAAP to GAAP Net Margin Reconciliation* 2016 2017 Q3 2018 Q4 2018 2018 Non-GAAP Net Margin 1% 6% 12% 12% 9% SBC: Gross Margin 0% 0% 0% 0% 0% SBC: R&D 1% 3% 4% 4% 4% SBC: S&M 0% 1% 1% 1% 1% SBC: G&A 1% 2% 2% 2% 2% Non-recurring items 0% (20%) (1%) (3%) 0% GAAP Net Margin (1%) 20% 6% 2% 1% *SBC means stock-based compensation, non-recurring items comprised of executive severance and income tax adjustment relating to recognition of US Federal deferred tax asset pursuant to release of valuation allowance. Percentages may not total due to rounding 16

Wi-Fi Perfected™ System Cloud Semiconductors Software Analytics 17